SUPPLEMENT DATED MAY 1, 2018
TO PROSPECTUS DATED MAY 1, 2017
WRL FREEDOM ELITE®
Issued through
WRL Series Life Account
By
Transamerica Premier Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2017.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.33%	3.09%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.33%	1.68%
1 The portfolio expenses used to prepare this table were provided to Transamerica Premier by the funds. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Premier took into account the information received from those funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Founding Funds Allocation VIP Fund for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 25 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2019.

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The table below provides contact information for your Transamerica life insurance policy:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
Payments made by check	PO Box 742583, Cincinnati, OH 45274-2583 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
Claims, general correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

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INVESTMENT OPTIONS

Please note the following portfolio change:

Transamerica MFS International Equity VP was renamed the Transamerica Greystone International Growth VP and Greystone Managed Investments, Inc. replaced MFS Investment Management as sub-adviser to the portfolio. The fund’s investment objective is now to seek long-term capital appreciation.

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The following replaces Footnote #1 for the Transamerica Aegon U.S. Government Securities VP and Footnote #9 for the ProFund VP Government Money Market:

There can be no assurance that a government money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on a government money market fund may become extremely low and possibly negative. You could lose money by investing in a government money market fund.

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The following paragraphs were added under “The Portfolios” in the prospectus:
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the underlying fund’s website, provide more current information including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.
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The following replaces the sections regarding expedited delivery” in the prospectus:

We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

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The following paragraph replaces the information under the section entitled: “Tax-Free Section 1035 Exchanges”:
You can generally exchange one life insurance policy for another policy covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59½ then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)

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The following section was revised under “Premium Limitations & Payments”:
  We will not allow the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (For more information regarding the Guideline Premium Test, please refer to the section entitled “Death Benefit” in this prospectus.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment, with interest, within 60 days after the end of the Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.
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The paragraph entitled “Same Sex Relationships” has been removed from “Tax Treatment of Policy Benefits.”

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The following replaces section two of the “Please Note” portion of “Tax Status of the Policy”:

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act).  The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and that of your beneficiaries under all possible scenarios.

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Illustrations:
The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.

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The following replaces the mailing address under the “glossary” in the prospectus:
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499-0001. All claims, correspondence and notices must be sent to this address. Premium payments and loan repayments made by check may also be sent to PO Box 742583, Cincinnati, OH 45274-2583.
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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern Time or visit our website at: wwwpremier.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

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PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2017 PRODUCT PROSPECTUS